EXHIBIT 10.6

                 AMENDMENT OF 2000 EMPLOYEE STOCK PURCHASE PLAN

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                                                                    EXHIBIT 10.6

                              AMENDMENT NO.1 TO THE
                              INSILICON CORPORATION
                        2000 EMPLOYEE STOCK PURCHASE PLAN

      INSILICON CORPORATION ("inSilicon"), having established the inSilicon 2000 Employee Stock Purchase Plan (the "Plan"), hereby amends the Plan, effective as of September 30, 2000 as follows:

      1. Section 6.1(a) of the Plan is amended and restated in its entirety to read as follows:

            (a) the closing price per Share on the date preceding the Grant Date for such option on the NASDAQ National Market System; or

      IN WITNESS WHEREOF, INSILICON CORPORATION, by its duly authorized officer, has executed this Amendment No.1 on the date indicated below.

Dated: December 18, 2000                      INSILICON CORPORATION


                                              By: /s/ William E. Meyer
                                                  ------------------------------
                                                  William E. Meyer
                                                  Chief Financial Officer